FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 1, 2015

Blake Insomnia Therapeutics, Inc.
(Name of small business issuer in its charter)

Nevada	2834	46-0780380
(State or other Employer jurisdiction of Identification incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Number)

Birger Jan Olsen

244, 5th Avenue, Suite A-154

New York, N.Y. 10001

Phone 1-646-513-2776

 (Address and telephone number of registrant's principal executive offices and principal place of business)

Birger Jan Olsen

244, 5th Avenue, Suite A-154

New York, N.Y. 10001

Phone 1-646-513-2776

 (Name, address, and telephone number of agent for service)

Jillian Ivey Sidoti, Esq

38730 Sky Canyon Drive – Ste A

Murrieta, CA 92563

Phone 323-799-1342

jillian@syndicationlawyers.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Blake Insomnia Therapeutics, Inc., a Nevada corporation, in connection with the items described below.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On September 1, 2015, the registrant’s name changed from Book it Local, Inc. to “Blake Insomnia Therapeutics, Inc.” To effect the name change, the registrant filed a Certificate of Amendment with the Nevada Secretary of State on September 1, 2015, which became effective on September 1, 2015. The name change pursuant to the Certificate of Amendment was approved by the registrant’s board of directors and by holders of a majority of the issued and outstanding shares of the registrant’s common stock.

Item 8.01 Other Events.

The Company has filed for a new CUSIP number but has not yet received an assigned number.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blake Insomnia Therapeutics, Inc.

Date: September 11, 2015	By:	/s/ Birger Jan Olsen
Birger Jan Olsen
Chief Executive Officer